UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 13, 2004

REPUBLIC BANCORP INC.

(Exact name of registrant as specified in its charter)

Michigan	0-15734	38-2604669
(State or other jurisdiction	(Commission File No.)	(IRS Employer
of incorporation)		Identification No.)

1070 East Main Street, Owosso, Michigan 48867
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:         (989) 725-7337

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition
SIGNATURES
8-K EXHIBIT INDEX
Press Release Dated October 13, 2004

Item 2.02. Results of Operations and Financial Condition

     On October 13, 2004, the Company released its third quarter results and held a conference call to discuss the earnings release. A recording of the call will be available on the Internet at www.republicbancorp.com for 60 days. The press release is attached as Exhibit 99.1 to this Item 2.02.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REPUBLIC BANCORP INC.

Date: October 13, 2004	By:	/s/ Thomas F. Menacher

	Name:	Thomas F. Menacher
	Its:	Executive Vice President, Treasurer and Chief Financial Officer

8-K EXHIBIT INDEX

Exhibit No.	Description
99.1	Republic Bancorp Inc. Press Release Dated October 13, 2004